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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             ---------------------

[ ]           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

    A. U.S. NATIONAL BANKING ASSOCIATION                         41-1592157
     (Jurisdiction of incorporation or                        (I.R.S. Employer
                organization
        if not a U.S. national bank)                        Identification No.)
         Corporate Trust Operations
         Northstar East, 12th floor
               608 2nd Avenue
           Minneapolis, MN 55402                                   55402
  (Address of principal executive offices)                       (Zip code)

                       STANLEY S. STROUP, GENERAL COUNSEL
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       SIXTH STREET AND MARQUETTE AVENUE
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-1234
                              (AGENT FOR SERVICE)
                             ---------------------
                                   FWT, INC.
              (Exact name of obligor as specified in its charter)

                   TEXAS                                         75-104073
      (State or other jurisdiction of                         (I.R.S. Employer
       incorporation or organization)                       Identification No.)
          1901 EAST LOOP 820 SOUTH
               FT. WORTH, TX                                     76112-7899
  (Address of principal executive offices)                       (Zip code)

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                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                      (Title of the indenture securities)

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ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency
           Treasury Department
           Washington, D.C.

           Federal Deposit Insurance Corporation
           Washington, D.C.

           The Board of Governors of the Federal Reserve System
           Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

           The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

 No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

ITEM 15. FOREIGN TRUSTEE.

     Not applicable.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as a part of this Statement of Eligibility.
Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

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
      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          1.a            -- A copy of the Articles of Association of the trustee now in effect.*
          2.a            -- A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the
                            Comptroller of the Currency to The Northwestern National
                            Bank of Minneapolis.*
          2.b            -- A copy of the certificate of the Comptroller of the
                            Currency dated January 2, 1934, approving the
                            consolidation of The Northwestern National Bank of
                            Minneapolis and The Minnesota Loan and Trust Company of
                            Minneapolis, with the surviving entity being titled
                            Northwestern National Bank and Trust Company of
                            Minneapolis.*
          2.c            -- A copy of the certificate of the Acting Comptroller of
                            the Currency dated January 12, 1943, as to change of
                            corporate title of Northwestern National Bank and Trust
                            Company of Minneapolis to Northwestern National Bank of
                            Minneapolis.*
          2.d            -- A copy of the letter dated May 12, 1983 from the Regional
                            Counsel, Comptroller of the Currency, acknowledging
                            receipt of notice of name change effective May 1, 1983
                            from Northwestern National Bank of Minneapolis to Norwest
                            Bank Minneapolis, National Association.*

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
      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          2.e            -- A copy of the letter dated January 4, 1988 from the
                            Administrator of National Banks for the Comptroller of
                            the Currency certifying approval of consolidation and
                            merger effective January 1, 1988 of Norwest Bank
                            Minneapolis, National Association with various other
                            banks under the title of "Norwest Bank Minnesota,
                            National Association."*
          3.             -- A copy of the authorization of the trustee to exercise
                            corporate trust powers issued January 2, 1934, by the
                            Federal Reserve Board.*
          4.             -- Copy of By-laws of the trustee as now in effect.*
          5.             -- Not applicable.
          6.             -- The consent of the trustee required by Section 321(b) of the Act.
          7.             -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its
                            supervising or examining authority.**
          8.             -- Not applicable.
          9.             -- Not applicable.

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 * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 9th day of January, 1998.

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                  /s/ JANE Y. SCHWEIGER

                                            ------------------------------------
                                                     Jane Y. Schweiger
                                                  Corporate Trust Officer
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                                                                       EXHIBIT 6

January 9, 1998

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                  /s/ JANE Y. SCHWEIGER
                                            ------------------------------------
                                                     Jane Y. Schweiger
                                                  Corporate Trust Officer